                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):
                                   May 7, 1998

                             HEALTH CARE REIT, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                    1-8923             34-1096634
(State or other jurisdiction      (Commission         (IRS Employer
   of incorporation)              File Number)      Identification No.)

One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio         43603-1475
(Address of principal executive offices)                     (Zip Code)

      (Registrant's telephone number, including area code): 419-247-2800

ITEM 5.  OTHER EVENTS.

     In connection with the Company's Registration Statement on Form S-3 (File No. 333-43177), declared effective January 7, 1998, the Company has entered into an Underwriting Agreement for an offering of 3,000,000 shares of 8 7/8% Series B Cumulative Redeemable Preferred Stock, $1.00 par value per share, of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements of Business Acquired.

               None.

        (b) Pro Forma Financial Information.

               None.

        (c) Exhibits.



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               1.1    Form of Underwriting Agreement

              23.1    Consent of Independent Auditors

                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HEALTH CARE REIT, INC.

                                  By: /s/ GEORGE L. CHAPMAN
                                     ---------------------------
                                          George L. Chapman

                                  Its: Chairman of the Board, Chief
                                       Executive Officer and President

Dated: May 8, 1998




                                  EXHIBIT INDEX


                                   Designation
                                  Number Under




                     Item 601 of
Exhibit No.         Regulation S-K         Description
-----------         --------------         -----------
    1.1                    1          Form of Underwriting
                                        Agreement

   23.1                   23          Consent of Independent
                                        Auditors
